Exhibit 99.1

Company Overview March 30, 2023

Forward Looking Statement 2 Milestone Corporate Overview The Presentation contains forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words such as ‘‘aim,’’ ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expec t,’ ’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘objective,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘positioned,’’ ‘‘potential,’’ ‘‘project,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ (as well as other words or expressions refe ren cing future events, conditions or circumstances) are intended to identify forward - looking statements. These forward - looking statements are based on Milestone's expectations and assumptions as of the da te of this Presentation. Each of these forward - looking statements involves risks and uncertainties. Actual results may differ materially from these forward - looking statements. Forward - looking statements contained in this Presentation include statements regarding ( i ) the design, progress, timing, scope and results of the etripamil clinical trials in PSVT and AFib - RVR, (ii) the potential efficacy, safety and tolerability of etripamil , (iii) the potential of etripamil to deliver a clinically meaningful benefit to patients with PSVT in the home - setting environment and to empower patients to tak e control of their condition as well as provide value to the healthcare system, (iv) the possibility that data could fulfill the efficacy requirement for an NDA submission w ith the FDA for etripamil , (v) plans relating to commercializing etripamil , if approved, including the geographic areas of focus and sales strategy and (vi) the potential market size and the rate and d egr ee of market acceptance of etripamil and any future product candidates and the implementation of Milestone's business model and strategic plans for its business, etripamil and any future product candidates. Important factors that could cause actual results to differ materially from those in the forward - looking statements include, but are not limited to, the risks inherent in biopharmaceutical product development and clinical trials, including the lengthy and uncertain regulatory approval process, uncertainties related to the timing of initiation, enrollment, complet ion and evaluation of clinical trials, including the RAPID and ReVeRA trials, and whether the clinical trials will validate the safety and efficacy of etripamil for PSVT, AFib - RVR, or other indications, among others, as well as risks related to pandemics and public health emergencies, including those related to COVID - 19, and risks related the sufficiency of our capital resources and our ability to raise additional capital. These and other risks are set forth in Milestone's filings with the U.S. Securities and Exchange Commission, including in its annual report on Form 10 - K for the year e nded December 31, 2021, under the caption "Risk Factors”, as such discussion may be updated in future filings we make with the SEC. Except as required by law, Milestone assumes no obligation to update any forward - looking statements contained herein to reflect any change in expectations, even as new information becomes available. This Presentation contains trademarks, trade names and service marks of other companies, which are the property of their resp ect ive owners. Certain information contained in this Presentation and statements made orally during this Presentation relate to or is based on studies, publications, surveys and other data ob tai ned from third - party sources and Milestone's own internal estimates and research. While Milestone believes these third - party studies, publications, surveys and other data to be reliable as of the date of the Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third - party sources. In addition, no independent sources has evaluated the reasonableness or accuracy of Milestone's internal estimates or research and no reliance should be made on any informatio n o r statements made in this Presentation relating to or based on such internal estimates and research. Etripamil is an investigational new drug, which is not approved for commercial distribution in the United States.

Recent Progress on PSVT & AFib - RVR Programs for Etripamil 3 Milestone Corporate Overview Positive FDA feedback – PSVT NDA filing package proposal considered acceptable On target for NDA filing for PSVT - Q3, 2023 1 2 3 Completed last two Phase 3 PSVT trials – RAPID - Extension & NODE - 303 Initial data of etripamil in AFib - RVR coming soon - Q2, 2023 4 $125M Strategic Financing with RTW – March 28, 2023 5

PSVT and AFib - RVR Cause Markedly Symptomatic Attacks That Disrupt Patients’ Lives 4 Milestone Corporate Overview Symptoms include… Many patients feel anxious and powerless • Heart palpitations • Chest pressure or pain • Shortness of breath • Fatigue • Light - headedness • Anxiety Paroxysmal Supraventricular Tachycardia (PSVT) and Atrial Fibrillation with Rapid Ventricular Response ( AFib - RVR)

Current Treatment of Acute Attacks in the Emergency Department are Burdensome and Costly 5 Milestone Corporate Overview Need for simple, fast - acting treatment, reduce trips to ED and calls to physicians • Time - consuming, disruptive • Often results in a hospital admission • Expensive use of healthcare system resources For many patients, physicians and payers:

Etripamil Nasal Spray is a Novel L - type Investigational Calcium Channel Blocker Designed to Treat Quickly 6 Milestone Corporate Overview Empowering patients to treat symptomatic attacks Fast onset of action ( T max ≤ 7 min) Patient self - administered Small enough to fit in your pocket

Milestone Pharma - Targeting Vast Unmet Need for Patient Management of Common Heart Conditions

Targeting Common Arrhythmias

- PSVT
- AFib-RVR
- High burden on patients *and* on the healthcare system

Empowering Patients to Treat Themselves

- Etripamil: novel calcium channel blocker
- Fast-acting, well-tolerated, portable, on-demand
- Shift from Emergency Department to patient self-management

Positioned for **Success**

- Positive Phase 3 results in PSVT
- NDA submission Q3 2023
- AFib-RVR program expands market – Initial data Q2 2023
- Experienced leadership driving commercialization

PSVT = Paroxysmal Supraventricular Tachycardia; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate;

Milestone Corporate Overview 7

Standard of Care is Inadequate – Most Patients Experience Events Despite Preventative Options

	Chronic / Preventive	Acute
PSVT	• Oral Beta Blockers and Calcium Channel Blockers (CCB) to reduce episodes • Catheter ablation	• Vagal maneuver & "Pill in Pocket" (oral CCB or BB, off-label) have poor efficacy • **IV adenosine, IV CCB or DC cardioversion - requires ED or hospital visits**
AFib-RVR	• Oral Therapies for rate or rhythm control • Catheter ablation	• Oral drugs for rate or rhythm control – however do not prevent breakthrough AFib • **IV CCB or DC cardioversion - requires ED or hospital visits**

Sources: Internal estimates based on market research and longitudinal analysis of Truven/Marketscan and Medicare claims data; Page RL et al, 2015 ACC/AHA/HRS guideline for the management of adult patients with supraventricular tachycardia: executive summary: a report of the ACC/AHA Task Force on Clinical Practice Guidelines and the Heart Rhythm Society. Circulation. 2016;133:e471–e505

Milestone Corporate Overview 8

PSVT & Atrial Fibrillation with Rapid Ventricular Rate are Sizable and Underserved Markets in the US Source(s): 1. Colilla et al., Am. J. Cardiol . 2013, 112(8), 1142 - 1147; Miyasaka et al., Circulation, 2006, 114, 119 - 125. American Heart Association 2 . HCUP ED & Admissions Data (2016), accessed January 2021. 3. Rehorn et al. Journal of Cardiovascular Electrophysiology. 2021 Aug; 32(8): 2199 - 2206. doi : 10.1111/jce.15109. Epub 2021 Jun 14. 2018 prevalence of 2M anticipated to grow at a CAGR of ~2% 4. Quantitative Survey conducted by Triangle Insights, May 2021, N=250 Clinical Cardiologists, Interventional Cardiologists, and El ectrophysiologists 5. Estimate of TAM (~40% - 60% of prevalence) based on internal PSVT patient market research ( BluePrint Research Group, n=247) and longitudinal analysis of claims data. 9 Milestone Corporate Overview PSVT Atrial Fibrillation Total Patients (2030) 2.6 Million 3 10 Million 1 Discharged ED Visits & Hospital Admissions (2016) 2 145 Thousand 785 Thousand Target Market Adressable (2030) Patient Population) 1.0 - 1.6 Million 5 AFib - RVR ~3 - 4 Million 4

Intravenous Calcium Channel Blockers Are Proven Effective for PSVT and AFib-RVR

Intravenous Calcium Channel Blockers (CCB)

- Slows conduction signal from the atria to the ventricles over the AV Node
- PSVT: breaks the circuit, returning heart to normal rhythm
- AFib-RVR: slows heart rate and reduces symptoms while remaining in Atrial Fibrillation

Etripamil Nasal Spray is an investigational novel CCB


Atrial Fibrillation
(multiple atrial wavelets)
SA Node
AV Node
AV Nodal Reentrant Tachycardia (AVNRT)
AV Reentrant Tachycardia (AVRT)

PSVT = Paroxysmal Supraventricular Tachycardia; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate
Sources: adapted from https://en.ecgpedia.org/index.php?title=Supraventricular_Rhythms, accessed 2/2021

Milestone Corporate Overview 10

Etripamil Clinical Pipeline Advancement 11 Milestone Corporate Overview PSVT AFib - RVR Phase I Phase II Phase III NDA Filing / Approval Pharmacology of L - type calcium channel blockers drives broad clinical utility Rapid conversion to sinus rhythm Acute control of rapid ventricular rate

Comprehensive Data Supports FDA New Drug Application for Rapid Conversion of PSVT Episodes to Sinus Rhythm in Adults NODE - 1 NODE - 301 NODE - 302 (Ext. of NODE - 301) RAPID NODE - 303 Phase 2 Phase 3 Phase 3 Phase 3 Phase 3 Efficacy (dose finding) Efficacy Safety & Efficacy (Repeat Episodes) Efficacy Safety (Repeat Episodes) N = 64 N = 431 N = 169 N=706 N ~450 NDA = New Drug Application NB: NODE - 301 and RAPID studies also collected Safety information Source: Milestone Pharmaceuticals Data on File 12 Milestone Corporate Overview • >1,600 Patient Exposures to Etripamil ≥ 70 mg • Positive Phase 3 pivotal RAPID trial anchors NDA submission (2023)

Positive Phase 3 RAPID Trial in Patients with PSVT

Randomized, double-blind, placebo-controlled trial enrolled 706 patients to self-administer Etripamil 70 mg regimen or placebo during a PSVT event outside the medical setting

Repeat-dose regimen – if symptoms not resolved in 10 minutes, second dose administered

- Achieved primary endpoint - statistical significance (HR = 2.62; 95% CI 1.66, 4.15; p<0.001)
- Favorable safety and tolerability consistent with prior studies – the most common AEs localized to nasal administration site
- Need for additional medical interventions or emergency department care ~40% lower for etripamil patients compared to placebo

Primary: Conversion of Adjudicated PSVT to Normal Sinus Rhythm (NSR) at 30 min

HR = Hazard Ratio; CI = Confidence Interval
Source: Milestone Pharmaceuticals Data on File

Milestone Corporate Overview 13

Data Indicates Fast Conversion to Normal Sinus Rhythm (NSR) RAPID Study "+" symbol on graph indicates censoring for signal loss (n=4 over 90 minutes) Source: Milestone Pharmaceuticals Data on File 14 Milestone Corporate Overview 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 Kaplan Meier Probability of Conversion, (%) Time Since Study Drug Administration (minutes) Placebo 31% Etripamil 64% 85 67 60 56 49 44 37 Placebo 78 64 58 53 45 40 36 35 37 36 32 99 67 45 35 31 28 26 Etripamil 79 55 40 33 29 27 23 20 25 22 19 35 19 Number of Subjects at Risk 55% 73% 61% 81% Conversion of Adjudicated PSVT to NSR at 30 min HR = 2.62 (95% CI, 1.659 - 4.147); p<0.001

27% 25% 25% 14% 15% 15% 0% 5% 10% 15% 20% 25% 30% 35% 40% NODE-301 Study RAPID Study Pooled Analysis n=49 n=107 n=85 n=99 n=134 n=206 Patients Seeking Medical Intervention P=0.0587 P=0.103 P=0.013 n=13 n=15 n=21 n=15 n=34 n=30 Patients with Emergency Department Visits 25% 21% 22% 13% 14% 14% 0% 5% 10% 15% 20% 25% 30% 35% 40% NODE-301 Study RAPID Study Pooled Analysis n=12 n=14 n=18 n=14 n=30 n=28 P=0.076 P=0.209 P=0.035 n=49 n=107 n=85 n=99 n=134 n=206 Fewer Medical Interventions and Emergency Department Visits RAPID Study Pooling of data and analyses were prespecified in RAPID statistical analysis plan. Statistical analyses performed by Chi - square test for each study data set and pooled data set. 15 Milestone Corporate Overview 43% 39% Placebo Etripamil

Etripamil Well - Tolerated with a Favorable Safety Profile RAPID Study – Safety Events 16 Milestone Corporate Overview 1 R andomized - period treatment - emergent adverse events, those >5% or those specifically tracked as potentially representing lowered blood pres sure. 2 Safety Population. 3 Six of 8 rated as mild, 2 of 8 rated as moderate, 0 needing intervention. 4 Rated as mild. 5 Expert cardiac electrophysiologist adjudication committee . 6 Safety population with evaluable 5 - hr. ambulatory ECG data. AE timing – up to 24 hours following drug administration. Source: Milestone Pharmaceuticals Data on File. Subject - reported AEs, 1 n (%) Placebo 2 N=120 Etripamil 2 N=135 Nasal discomfort 6 (5.0) 31 (23.0) Nasal congestion 1 (0.8) 17 (12.6) Rhinorrhea 3 (2.5) 12 (8.9) Epistaxis 2 (1.7) 8 (5.9) 3 Syncope 0.0 0.0 Loss of Consciousness 0.0 0.0 Pre - Syncope 0.0 0.0 Dizziness 0.0 1 (0.7) 4 Subjects with Events from Independent ECG Reading, 5 n (%) Placebo 6 N=116 Etripamil 6 N=128 2 nd Degree AV Block - Mobitz I AV Block 0 0 2 nd Degree AV Block - Mobitz II AV Block 0 0 3 rd Degree AV Block 0 0

Etripamil Has Substantial Potential Value for Stakeholder Groups If Approved 17 Milestone Corporate Overview Sources: Internal market research, PSVT = Paroxysmal Supraventricular Tachycardia, ED = Emergency Department • Designed for patient self - management • Frees up physician time and office resources • Trusted CCB mechanism • Fast, reliable self - administration • Less disruption, reliance on the Emergency Department • Less fear over when the next event will occur • Novel and cost - effective treatment • Reduction in ED/hospital admissions Patients - Empowerment Physicians – Dependable Tool Payers – More Efficient Use of R esources

Cardiologist Expect to Prescribe Etripamil to the Majority of Unablated PSVT Patients Source: Quantitative market research conducted by Triangle Insights Group (n=250 cardiologists), June - September 2020; Estimated number of unique patients with annual claims for PSVT from Truven MarketScan data, 2008 - 2016 analyzed by Precision Xtract, 2019 18 Milestone Corporate Overview Cardiologists Stated Adoption of Etripamil per Segment Current PSVT Management Pill - in - Pocket (PIP) 64% Chronic Meds Alone 43% No Current Treatment 53% Etripamil 46% 12% 21% 8% 12% Pill - in - Pocket 34% Chronic Medications Alone 37% No Treatment 17% Ablations 12% Impact of Cardiologist Adoption of Etripamil

PSVT & AFib - RVR Populations in the US Source(s): 1. Colilla et al., Am. J. Cardiol . 2013, 112(8), 1142 - 1147; Miyasaka et al., Circulation, 2006, 114, 119 - 125. American Heart Association 2 . HCUP ED & Admissions Data (2016), accessed January 2021. 3. Rehorn et al. Journal of Cardiovascular Electrophysiology. 2021 Aug; 32(8): 2199 - 2206. doi : 10.1111/jce.15109. Epub 2021 Jun 14. 2018 prevalence of 2M anticipated to grow at a CAGR of ~2% 4. Quantitative Survey conducted by Triangle Insights, May 2021, N=250 Clinical Cardiologists, Interventional Cardiologists, and El ectrophysiologists . 5. Estimate of TAM (~40% - 60% of prevalence) based on internal PSVT patient market research ( BluePrint Research Group, n=247) and longitudinal analysis of claims data. 19 Milestone Corporate Overview PSVT Atrial Fibrillation Total Patients (2030) 2.6 Million 3 10 Million 1 Discharged ED Visits & Hospital Admissions (2016) 2 145 Thousand 785 Thousand Target Market Adressable (2030) Patient Population) 1.0 - 1.6 Million 5 ~3 - 4 Million 4 Atrial Fibrillation 10 Million 1 785 Thousand AFib - RVR ~3 - 4 Million 4

Effect of Etripamil on Heart Rate (HR) while in SVT (NODE - 301 Study) • Improvement in HR observed within first minute, with maximum difference at 10 minutes • Differences were statistically significant through 40 minutes • Reduction in heart rate in etripamil group sustained for 1 hour • Some patients reported symptom relief even though they had not converted to sinus rhythm Source: Ip, JE et al; “Etripamil Nasal Spray Reduces Heart Rate in Patients With Paroxysmal Supraventricular Tachycardia Prio r t o Conversion to Sinus Rhythm”; Poster presentation at AHA Scientific Sessions, November 14, 2021 . 20 Milestone Corporate Overview Placebo Etripamil 102 69 60 41 31 30 48 41 41 28 20 17 Number of subjects

ReVeRA - Phase II Proof of Concept Trial of Etripamil in AFib-RVR in the Emergency Department Setting

1 Patient presents to ED with episode of AFib-RVR

Inclusion:
- Atrial Fibrillation ≥ 1 hour
- Ventricular Rate (VR) ≥ 110 bpm

Select Exclusions:
- Treated with antiarrhythmic drugs
- Hemodynamically unstable
- Heart failure

2 Dosing & Assessment

1. Baseline ECG for ≥ 10 min
2. Administer double blind study drug 70 mg etripamil : Placebo (1:1)
3. Monitor in-patient for 1 hour
4. Six-hour remote cardiac monitor
5. Complete safety 24 hours post dose

3 Efficacy Analysis

Primary: Maximum reduction in VR within 60 min

N=50: 90% powered to detect 20 bpm difference in max reduction, α=0.05;

- **Time to** VR reduction
- **Duration** of VR reductions
  - <100 bpm, ≥ 10% reduction, ≥ 20% reduction
- Patient satisfaction with treatment (TSQM-9)

AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate; TSQM-9, Treatment Satisfaction Questionnaire for Medication; ED = Emergency Department

Assessing Etripamil Ventricular Rate Reduction – How Much; How Fast; How Long

Milestone Corporate Overview 21

Potential Effect of Etripamil on Heart Rate on Patients in AFib - RVR 22 Milestone Corporate Overview PSVT Patients HR Reduction NODE - 301 Afib - RVR In PSVT Program AFib - RVR in REVERA (interim) Public Release 2023 Medical Conference Q2’ 2023 Utilizing Proof of Concept Data to Design Pivotal AFib - RVR Study

Peak US Market Opportunity for Etripamil in PSVT and AFib-RVR

PSVT		AFib-RVR
~2.6 million patients	US Prevalence (2030)	~10 million patients
~40-60%		~30-40%
~1.0-1.6 million patients	Addressable Market	~3-4 million patients
~50%		
~500k-800k patients	Peak Share	
4-6/year	Episodes/Pt	
Avg of 5 / yr		
~2.5 -4.0 million episodes/year	Episodes/Yr	

2030 Peak Net Sales

Market Research Suggests a TAM of 4+ Million Patients across both PSVT and AFib-RVR Indications

Sources: Internal estimates based on market research, Milestone Pharmaceuticals Inc.
AF – RVR = Atrial Fibrillation with Rapid Ventricular Rate; TAM = Target Addressable Market; Internal estimates based on market and outcomes research, Milestone Pharmaceuticals

Milestone Corporate Overview 23

Strategic Financing with RTW Extends Runway to Mid - 2025 Helps fund launch and commercialization of Etripamil in PSVT 24 Milestone Corporate Overview 1 VWAP – Volume Weighted Average Price as of 3/27/23 2 Rate can increase by 2.5% if certain annual net sales thresholds are not met 3 Annual net product sales of etripmail in the United States • 6 - year term • Initial Conversion Price $5.23/share ― 50% premium to 30 - day VWAP 1 • 6% coupon — Payable quarterly, or at our option payable in kind (PIK) for first 3 years • Funded upon FDA approval of etripamil in PSVT • Non - dilutive synthetic royalty • 7% Royalty 2 <$500M 3 • 4% Royalty $500 - $800M • 1% Royalty >$800M $50M Convertible Notes $75M Synthetic Royalty

Finances – as of December 31, 2022 Cash and short - term investments of $64.6M at year - end (proforma for convertible notes 114.6M (1) ) • March 2023, $125.0M strategic financing strengthens cash position (1) Cash balance plus proceeds from March 2023 financing (1) funds operations to mid - 2025 (1) In March 2023, Milestone announced a $125.0M strategic with RTW Investments. The financings consists of $50.0M in convertible no tes issued in March 2023, and a commitment $75.0M in non - dilutive royalty funding if etripamil is approved by the FDA. (2) Pre - funded warrants following March 2023 RTW pre - funded warrant exchange of 1,059,000 common shares. 25 Milestone Corporate Overview Equity - 42.9M in shares and pre - funded warrants outstanding • 33.3M common shares • 9.6M pre - funded warrants (2)

Milestone Pharma - Targeting Vast Unmet Need for Patient Management of Common Heart Conditions

Targeting Common Arrhythmias

- PSVT
- AFib-RVR
- High burden on patients *and* on the healthcare system

Empowering Patients to Treat Themselves

- Etripamil: novel calcium channel blocker
- Fast-acting, well-tolerated, portable, on-demand
- Shift from Emergency Department to patient self-management

Positioned for **Success**

- Positive Phase 3 results in PSVT
- NDA submission Q3 2023
- AFib-RVR program expands market – Initial data Q2 2023
- Experienced leadership driving commercialization

PSVT = Paroxysmal Supraventricular Tachycardia; AFib-RVR = Atrial Fibrillation with Rapid Ventricular Rate;

Milestone Corporate Overview 26

Milestone Corporate Overview 27 Appendix

Core PSVT Market Addressable Now, if approved, with Potential for Expansion

Target PSVT Market

Expanded Market

- **Undiagnosed PSVT Patients** — ~600-900k[1]
- **Diagnosed, Untreated PSVT Patients** — ~1.4 Million[2]

Core Market

- **Diagnosed, Annually Treated PSVT Patients** — ~600k/year[3]

Strategy to Address

- Increase speed and rates of diagnosis through wearable technology
- Re-engage in healthcare system through DTC promotion
- MIST specialty sales force
- Partner majority of PCP promotion

Source: 1) assumes annual incidence rate for PSVT of ~300k from longitudinal claims analysis and the average time to diagnosis (currently 2-3 years) can be reduced to <6 months 2) Calculated as the difference between PSVT prevalence of 2M and annual treatment rate of ~600k from Truven MarketScan data, 2008-2016 analyzed by Precision Xtract, 2019 3) Estimated number of unique patients with annual claims for PSVT from Truven MarketScan data, 2008-2016 analyzed by Precision Xtract, 2019.

Milestone Corporate Overview 28

Management of Patients with PSVT and Call Point Targeting

Majority of patients with PSVT managed by CV specialists, leading to commercial efficiencies

		Clinical Cardiologists	Primary Care Physicians	Electro-physiologists
% of patients managed		**~60%**	**~30%**	**~10%**
Long-term Use	*Add to or Replace Chronic Medications*	**Primary Target**	**Primary Target**	
Medium-term Use	*Defer Ablation*	**Primary Target**	**Primary Target**	**Secondary Target**
Short-term Use	*Bridge to Ablation*			**Secondary Target**

- Targeted sales force to reach majority of available opportunity
- Significant overlap with most common CV portfolio call points

Source: Internal market research

Milestone Corporate Overview 29

Published Disease Data Likely Under-Reports Burden of PSVT


MESA Study
Paroxysmal Supraventricular Tachycardia in the Gene
PREEMPT Study
Contemporary Burden and Correlates of Symptomatic Paroxysmal Supraventricular Tachycardia

Strengths

- Provides important demographic and clinical characteristic data on patients with PSVT
- Positive Predictive Values from PREEMPT useful
- Less than 40% of incident cases in MESA would have been detected by PSVT ICD-9 Code 427.0

Weaknesses

- Data only from patients presenting to healthcare settings acutely, with the episode confirmed on ECG during the encounter
- PSVT episodes were only adjudicated during the first healthcare encounter with a PSVT or PSVT-related code in PREEMPT
- Non-representative, small, and non-contemporary population (MESA)

Source: Orejarena LA, Vidaillet H Jr, DeStefano F, Nordstrom DL, Vierkant RA, Smith, PN, Hayes JJ. Paroxysmal supraventricular tachycardia in the general population. J Am Coll Cardiol. 1998;31:150–157. Alan S. Go, MD; Mark A. Hlatky, MD; Taylor I. Liu, MD, PhD; Dongjie Fan, MSPH; Elisha A. Garcia, BS; Sue Hee Sung, MPH; Matthew D. Solomon, MD, PhD. Contemporary Burden and Correlates of Symptomatic Paroxysmal Supraventricular Tachycardia. J Am Heart Assoc. 2018;7:e008759. DOI: 10.1161/JAHA.118.008759.

Milestone Corporate Overview 30

Estimating Prevalence, Incidence, and Annually Treated Patients Using Longitudinal Claims Data Source: Data on file from IBM Marketscan ® Commercial Research Database (<65y) and the Medicare Limited Dataset (≥65y), with demographic, enrollment and claims data f or commercially insured (Truven) and Medicare covered patients using PSVT code 427.0 or I47.1 for up to a 9 - year interval between 2008 and 2016 inclusive. Age Group Year 1 Year 2 Year 3 Year 4 Year 5 Total Age < 65 271,024 196,653 169,988 155,966 145,485 939,116 Age 65+ 377,493 220,596 209,358 188,925 166,286 1,162,658 All Ages 648,518 417,249 379,346 344,891 311,771 2,101,775 Annually Treated PSVT Patients Incident PSVT Patients Prevalent PSVT Patients • Analyzed commercial and Medicare claims data over a 9 - year period, where patients were required to have 5 years of continuous enrollment x 1+ PSVT code required in the ED or inpatient setting (unique patients managed acutely) x 2+ PSVT codes required in the outpatient setting (additional unique patients managed chronically) Milestone Corporate Overview 31

Current US PSVT Market

Total annual US healthcare expenditures of ~$3B

- Prevalence ~2M diagnosed PSVT patients
- ~300K newly diagnosed per year
- ~600K patients treated per year
- >150K ED/hospital visits per year
- ~80K ablations per year

Current Management



Ablation ~10%
No Rx
~25%
Chronic Therapy
~65%

Source: Sacks, N.C. et al; Prevalence of Paroxysmal Supraventricular Tachycardia (PSVT) in the US in Patients Under 65 Years of Age; Abstract and Oral Presentation at the International Academy of Cardiology Annual Scientific Sessions 2018, 23rd World Congress on Heart Disease; Precision Xtract, Boston, MA, USA; and data-on-file from IBM Marketscan® Commercial Research Database (<65y) and the Medicare Limited Dataset (≥65y), with demographic, enrollment and claims data for commercially insured (Truven) and Medicare covered patients using PSVT code 427.0 or I47.1 for up to a 9-year interval between 2008 and 2016 inclusive.

Milestone Corporate Overview 32

New Data Enhances Understanding of Burden of PSVT

Analysis of Prospective Patient Reported Outcomes Longitudinal Data

247 US & UK patients

- **Phase 1: Baseline Survey** *(medical and SVT episode history)*
- **Phase 2: Longitudinal Weekly Surveys** *(episode survey if experienced an episode, QoL survey if not)*

Longitudinal Surveys

5,277
surveys completed

257 days
Average days on study
(Avg. 37 weeks/8 months per patient)

Episode Surveys

2,518 surveys
Avg. of 10 per patient

5,035 SVT episodes

QoL Surveys

2,759
Avg. of 11 per patient

Source(s): PSVT patient market research, 2019 (BluePrint Research Group, n=247, n=198 US & n=49 UK)

Milestone Corporate Overview 33

Peak US Market Opportunity for Etripamil in PSVT Patients with PSVT *Patient stated severity of SVT episode (mild, moderate, or severe) Sources: Internal estimates based on market and outcomes research, Milestone Pharmaceuticals. 1. Rehorn et al. Journal of Cardiovascular Electrophysiology. 2021 Aug; 32(8): 2199 - 2206. doi : 10.1111/jce.15109. Epub 2021 Jun 14. 2. 2019 market research with patients conducted by BluePrint Research Group (n=247) . 3. 2020 market research with HCPs conducted by Triangle Insights Group, 2020 (n=250). 34 Milestone Corporate Overview ~ 2.6 million patients 1 US Prevalence (2030) ~1.0 - 1.6 million patients Addressable Market (2030) ~500 - 800K patients Peak Share ~4 - 6 / year Episodes Treated/Pt ~2.5 to 4.0 million episodes/ yr Episodes/ Yr Peak Net Sales • ~40 - 60% 2 • 50% 3 • Avg of 5 / yr 12 - 15 ~60% 60% 35% ~45% with multiple 10+ minute moderate/severe* episodes per year Experience an average duration ≥30 min / episode median annual episode frequency last at least 10 minutes last at least 30 minutes Episodes of PSVT

PRO Analyses Provide A Clearer Picture of Burden of PSVT than Market Research Alone

Unablated patients experience 5-6 episodes per year relevant for etripamil use

Episode Freq. for Patients <u>not</u> Receiving Catheter Ablation	**Market Research[1]** *(annual recall, n=250)*	**PRO Longitudinal Data[2]** *(weekly tracking, n=247)*
Annual Episode Freq	4-7 episodes / year	15 episodes/year*
% of patients with multiple 10+ min episodes / year	40%	68%
Annual Freq of Moderate-Severe 5+ min episodes	*N/A*	5-6 episodes / year*

Weekly tracking shows that patients are experiencing more episodes than previously thought – but that they tend to recall the moderate/severe episodes of longer duration (e.g., 5+ minutes)

*Patients on study at least 6 months were used to project annual episode frequency. Sample projections were weighted by stated episode frequency from an intake survey

Sources: Internal estimates based on market and outcomes research, Milestone Pharmaceuticals. 1. PSVT patient market research conducted by Triangle Insights Group, 2018 (n=250). 2. PSVT patient market research conducted by BluePrint Research Group, 2019 (n=247).

Milestone Corporate Overview 35

Phase 3 PSVT Program – Other than RAPID • NODE - 301 • NODE - 302

NODE - 301 Study Design 37 Milestone Corporate Overview Test Dose Randomization Event Primary Efficacy Analysis 70 mg dose of etripamil Administer in office while in sinus rhythm for safety evaluation (N=431) Randomized 2:1 70 mg etripamil : placebo (N=419) 1. Patient recognizes symptoms 2. Applies cardiac monitor (ECG) 3. Attempts vagal maneuver 4. Administers study drug (N=198) • ECG of event is adjudicated for PSVT; only PSVT events count towards primary efficacy • Primary Endpoint: PSVT conversion to SR Kaplan Meier analysis over 5 hours • Powering: 90%, alpha <0.01; delta = 40% • Study concluded when 150 confirmed PSVT events reached (N = 156) 1 2 3 SR = Sinus Rhythm; ECG = Electrocardiogram; PSVT = paroxysmal supraventricular tachycardia 4

Primary Endpoint - over 5 hours Hazard Ratio = 1.09; p<0.12 NODE - 301 Kaplan - Meier Plot of Conversion to Sinus Rhythm 38 Milestone Corporate Overview Post hoc analysis: over 30 minutes Etripamil 54% vs. Placebo 35% HR = 1.87; p<0.02 Primary analysis: over 5 hours HR = 1.086; p<0.12 Source: Data on File, Milestone Pharmaceuticals Inc.

NODE - 301 Conversion up to Hour 5 with Medical Intervention Patients Analyzed as Treatment Failures at 5 hours (post - hoc) 39 Milestone Corporate Overview Etripamil 70mg Placebo Subjects who convert following medical assistance are censored at 5 hours. Subjects who present missing data from time t to t he end are censored at the time of last available data. Subjects who do not convert or are not censored before 5 hours are censored at 5 hours Hazard Ratio = 1.27, p=0.06 (post - hoc)

NODE - 301 Efficacy – Time to Conversion over 45 Minutes 40 0% 10% 20% 30% 40% 50% 60% 70% 0 5 10 15 20 25 30 35 40 45 % Converted to SR Time to Conversion (minutes) Placebo Etripamil 70mg 32% 14% 54% 35% Milestone Corporate Overview New Primary Endpoint Second Dose Option for RAPID HR 1.87, p=0.02 (post - hoc)

43.27 57.42 0 10 20 30 40 50 60 70 80 90 100 Score on TSQM - 9 Questionnaire TSQM - 9 Global Satisfaction With 95% CI bars Placebo (N=49) Etripamil (N=104) P=0.0069 P=0.0015 NODE - 301 Key Secondary Endpoints 41 Key secondary endpoints from NODE - 301 support benefit of etripamil to patients and payers 27% 15% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% % of Patients Seeking Medical Intervention Patients Seeking Medical Intervention Placebo (N=49) Etripamil (N=107) P=0.1193 35.37 53.98 TSQM - 9 Effectiveness With 95% CI bars Milestone Corporate Overview

Randomized Treatment Emergent Adverse Events (RTEAE) Etripamil N=138 (%) Placebo N=60 (%) Subjects with any RTEAE 53 (38.4) 12 (20.0) Maximum severity of RTEAE Mild 45 (32.6) 10 (16.7) Moderate 8 (5.8) 3 (3.3) Severe 0 (0.0) 0 (0.0) Most Common Adverse Events (>5%) Nasal discomfort 27 (19.6) 4 (6.7) Nasal congestion 11 (8.0) 2 (3.3) Epistaxis 9 (6.5) 0 (0.0) Rhinorrhea 8 (5.8) 1 (1.7) Throat irritation 7 (5.1) 1 (1.7) NODE - 301 Safety Analysis Source: Data on File, Milestone Pharmaceuticals Inc. 42 Milestone Corporate Overview RTEAE timing: up to 24 hours following double - blind study drug administration

Randomized Treatment Emergent Adverse Events (RTEAE) Etripamil N=138 Placebo N=60 Subjects with any RTEAE 53 (38.4) 12 (20.0) Maximum severity of RTEAE Mild 45 (32.6) 10 (16.7) Moderate 8 (5.8) 3 (3.3) Severe 0 (0.0) 0 (0.0) Subjects with any Serious Adverse Event (SAE) 0 (0.0) 1 (1.7) Subjects with any SAE related to study drug 0 (0.0) 0 (0.0) Subjects with any AE leading to death 0 (0.0) 0 (0.0) Subjects with AE leading to study drug discontinued 0 (0.0) 0 (0.0) NODE - 301 Safety Analysis Source: Data on File, Milestone Pharmaceuticals Inc. 43 Milestone Corporate Overview RTEAE timing – up to 24 hours following double - blind study drug administration

Randomized Treatment Emergent Adverse Events Etripamil (N=138) Placebo (N=60) Nasal discomfort 27 (19.6) 4 (6.7) Nasal congestion 11 (8.0) 2 (3.3) Epistaxis 9 (6.5) 0 (0.0) Rhinorrhea 8 (5.8) 1 (1.7) Throat irritation 7 (5.1) 1 (1.7) Headache 4 (2.9) 0 (0.0) Sneezing 3 (2.2) 0 (0.0) Atrioventricular (AV) block first degree 2 (1.4) 0 (0.0) Dysgeusia 2 (1.4) 1 (1.7) Sinus congestion 1 (0.7) 2 (3.3) Rhinalgia 1 (0.7) 1 (1.7) Ventricular tachycardia 1 (0.7) 1 (1.7) Lacrimation increased 1 (0.7) 1 (1.7) Burning sensation 1 (0.7) 0 (0.0) Presyncope 1 (0.7) 0 (0.0) Migraine 1 (0.7) 0 (0.0) NODE - 301 Safety Analysis 44 Milestone Corporate Overview Stambler , BS et al; Etripamil Nasal Spray for Acute Termination of Spontaneous Episodes of PSVT (NODE - 301); Heart Rhythm Society Late Br eaking Clinical Trails Randomized Trials D - LBCT01; Presented Online May 8, 2020

NODE-302 Study Design: Single-arm, Open-label Extension Study From NODE-301

Upon NODE-301 study completion

NODE-301
(N=198)

Patients Enrolled
N=169

Safety Population
N=105

Efficacy Population
N=92

Positively Adjudicated PSVT Episodes
N'=188

Key Inclusion Criteria

- Patients ≥18 years
- ECG-documented diagnosis of PSVT
- History of PSVT lasting ≥20 minutes

Study Procedures

1. Patient perceived PSVT episode
2. Patient applied CMS
3. Patient performed trained VM
4. If episode persisted, patient self-administered etripamil 70 mg intranasally
5. CMS ECG monitoring continued for 5 hours
6. An independent adjudication committee used the complete CMS ECG recordings to confirm PSVT and conversion to sinus rhythm

- Patients continued in the study for up to 11 treated episodes
- Median time in the study: 223 days[a] (range: 1−584)

CMS = cardiac monitoring system. ECG = electrocardiogram. PSVT = paroxysmal supraventricular tachycardia. VM = vagal maneuver.
Positively Adjudicated = independently confirmed to be PSVT by ECG review by blinded adjudicator. [a]Includes patients with 0 episodes.
Source: Ip, JE et al; Etripamil Nasal Spray Is Effective and Safe for Conversion of Repeated Spontaneous Episodes of Paroxysmal Supraventricular Tachycardia During Long-term Follow-up: Results From the NODE-302 Study; Heart Rhythm Society 2022 Congress Late Breaking Clinical Trials Presentation, Apr 29-May 1, 2022

Milestone Corporate Overview
45

Conversion of Adjudicated PSVT to Sinus Rhythm at 30 and 60 Minutes – NODE - 302 and NODE - 301 Source: Ip, JE et al; Etripamil Nasal Spray Is Effective and Safe for Conversion of Repeated Spontaneous Episodes of Paroxysm al Supraventricular Tachycardia During Long - term Follow - up: Results From the NODE - 302 Study; Heart Rhythm Society 2022 Congress Late Breaking Clinical Trials Presentation, Apr 29 - May 1, 2022 CI = confidence interval; HR = hazard ratio; PSVT = paroxysmal supraventricular tachycardia NODE - 302 NODE - 301 Open - label Randomized, double - blind, placebo - controlled Medical interventions censored at end of observation period (5 hr) Medical interventions censored at time of intervention HR=1.87 (95% CI, 1.09 – 3.22), P =0.02 at 30 min 63.7% NODE - 302 at 30 and 60 Minutes (all episodes) NODE - 301 at 30 and 60 Minutes: Post Hoc + Censored 107 71 59 47 43 37 36 Etripamil Number at Risk 82 65 50 44 39 36 49 42 37 32 29 22 18 Placebo 46 38 33 30 25 19 Placebo Etripamil Kaplan - Meier Probability of Conversion (%) 100 80 60 40 20 0 Time Since Study Drug Administration (Minutes) 0 10 20 30 40 50 60 5 15 25 35 45 55 53.7% 34.7% 56.5% HR=1.43 (95% CI: 0.91 – 2.24), P =0.04 at 60 min 75.1% 60.2% 60.2% 46 Milestone Corporate Overview

NODE - 302: Number of Positively Adjudicated PSVT Episodes Per Patient Treated With Etripamil Source: Ip, JE et al; Etripamil Nasal Spray Is Effective and Safe for Conversion of Repeated Spontaneous Episodes of Paroxysm al Supraventricular Tachycardia During Long - term Follow - up: Results From the NODE - 302 Study; Heart Rhythm Society 2022 Congress Late Breaking Clinical Trials Presentation, Apr 29 - May 1, 2022 • 52/92 patients (56.5%) used etripamil for 1 episode • 40/92 patients (43.5%) used etripamil for 2 or more episodes 56.5% 16.3% 15.2% 1.1% 1.1% # of Episodes per patient # of Patients 1 n=52 2 n=15 3 n=14 4 n=4 5 n=1 6 n=2 7 n=3 10 n=1 PSVT = paroxysmal supraventricular tachycardia. Positively Adjudicated = independently confirmed to be PSVT by ECG review by bl inded adjudicator. 47 Milestone Corporate Overview

NODE - 302: Conversion of Adjudicated PSVT to Sinus Rhythm – 1st Episode Source: Ip, JE et al; Etripamil Nasal Spray Is Effective and Safe for Conversion of Repeated Spontaneous Episodes of Paroxysm al Supraventricular Tachycardia During Long - term Follow - up: Results From the NODE - 302 Study; Heart Rhythm Society 2022 Congress Late Breaking Clinical Trials Presentation, Apr 29 - May 1, 2022 92 56 45 40 32 29 25 Etripamil Etripamil + Censored Number at Risk 65 48 42 35 31 26 Kaplan - Meier Probability of Conversion (%) 100 80 60 40 20 0 Time Since Study Drug Administration (minutes) 0 10 20 30 40 50 60 5 15 25 35 45 55 53.4% 71.6% • Data are from 1st confirmed PSVT episode (n=92) a • Median time from NODE - 302 enrollment to 1st treated episode: 46.5 days (range: 3 – 518) b • Kaplan - Meier estimate for conversion by 30 minutes: 53.4% a • Median time to conversion: 21.1 minutes (95% CI, 11.6 – 35.5) a n=4 were censored at time=0 due to conversion before drug administration. b Excludes patients with 0 episodes. PSVT = paroxysmal supraventricular tachycardia 48 Milestone Corporate Overview

NODE - 302: Conversion of Adjudicated PSVT to Sinus Rhythm – 2nd Episode Source: Ip, JE et al; Etripamil Nasal Spray Is Effective and Safe for Conversion of Repeated Spontaneous Episodes of Paroxysm al Supraventricular Tachycardia During Long - term Follow - up: Results From the NODE - 302 Study; Heart Rhythm Society 2022 Congress Late Breaking Clinical Trials Presentation, Apr 29 - May 1, 2022 • Data are from 2nd confirmed PSVT episode (n=40) a • Median time from NODE - 302 enrollment to 2nd treated episode: 93.5 days (range: 18 – 290) b • Kaplan - Meier estimate for conversion by 30 minutes: 63.2% a • Median time to conversion: 13.7 minutes (95% CI, 6.6 – 32.3) 40 22 16 15 13 12 12 Etripamil + Censored Number at Risk 26 18 16 13 13 12 Kaplan - Meier Probability of Conversion (%) 100 80 60 40 20 0 Time Since Study Drug Administration (minutes) 0 10 20 30 40 50 60 5 15 25 35 45 55 63.2% 71.1% Etripamil a n=2 were censored at time=0 due to conversion before drug administration. b Excludes patients with 0 and 1 episodes. PSVT = paroxysmal supraventricular tachycardia 49 Milestone Corporate Overview

NODE - 302 Consistency of Conversion at 30 Minutes between the 1 st and 2nd Adjudicated PSVT Episodes • 75% of patients (30/40) had a consistent response between the 1st and 2nd episode (Chi - square=8.09; P =0.0045) • 21/26 patients (81%) who converted on their 1st episode also successfully converted during their 2nd episode Source: Ip, JE et al; Etripamil Nasal Spray Is Effective and Safe for Conversion of Repeated Spontaneous Episodes of Paroxysm al Supraventricular Tachycardia During Long - term Follow - up: Results From the NODE - 302 Study; Heart Rhythm Society 2022 Congress Late Breaking Clinical Trials Presentation, Apr 29 - May 1, 2022 No Conversion on 1st Episode Conversion on 1st Episode No conversion on 2nd episode 9 5 Conversion on 2nd episode 5 21 PSVT = paroxysmal supraventricular tachycardia 50 Milestone Corporate Overview

NODE-302: Additional Medical Intervention

Efficacy population N=92 → 188 positively adjudicated PSVT episodes → 16 positively adjudicated PSVT episodes treated with additional medical interventions among 12 patients

- 13% of patients and 8.5% of positively adjudicated PSVT episodes required additional medical intervention
- Additional medical interventions included:
  - Intravenous adenosine (n=12)
  - Physician-initiated vagal maneuver (n=2)
  - Orally self-administered rescue medication (pill in the pocket, n=2)

PSVT = paroxysmal supraventricular tachycardia. Positively Adjudicated = independently confirmed to be PSVT by ECG review by blinded adjudicator.

Source: Ip, JE et al; Etripamil Nasal Spray Is Effective and Safe for Conversion of Repeated Spontaneous Episodes of Paroxysmal Supraventricular Tachycardia During Long-term Follow-up: Results From the NODE-302 Study; Heart Rhythm Society 2022 Congress Late Breaking Clinical Trials Presentation, Apr 29-May 1, 2022

Milestone Corporate Overview 51

NODE-302: Most Frequent Etripamil-related TEAEs

Etripamil-related TEAEs Occurring in >1%,[a] n (%)	Safety Population (N=105)
Patients with any TEAE	34 (32.4)
TEAEs by preferred term	
Nasal discomfort	15 (14.3)
Nasal congestion	15 (14.3)
Rhinorrhea	13 (12.4)
Epistaxis	5 (4.8)
Sneezing	4 (3.8)
Cough	2 (1.9)
Throat irritation	2 (1.9)
Headache	2 (1.9)
Lacrimation increased	2 (1.9)

- Majority of TEAEs were nasal/local, mild, and brief
- No reported cases of syncope or symptoms of hypotension
- No episodes of AV block or pauses after PSVT conversion with etripamil

[a]Etripamil-related TEAEs are defined as AEs with a start date occurring 0 to 24 hours after etripamil dose that were considered related to etripamil by investigator; patients could have more than one TEAE.
AE = adverse event; AV = atrioventricular; PSVT = paroxysmal supraventricular tachycardia; TEAE = treatment-emergent adverse event

Source: Ip, JE et al; Etripamil Nasal Spray Is Effective and Safe for Conversion of Repeated Spontaneous Episodes of Paroxysmal Supraventricular Tachycardia During Long-term Follow-up: Results From the NODE-302 Study; Heart Rhythm Society 2022 Congress Late Breaking Clinical Trials Presentation, Apr 29-May 1, 2022

Milestone Corporate Overview 52

Comparison of Etripamil - Related AEs with Repeat Dosing – NODE - 301 and NODE - 302 Source: Ip, JE et al; Etripamil Nasal Spray Is Effective and Safe for Conversion of Repeated Spontaneous Episodes of Paroxysm al Supraventricular Tachycardia During Long - term Follow - up: Results From the NODE - 302 Study; Heart Rhythm Society 2022 Congress Late Breaking Clinical Trials Presentation, Apr 29 - May 1, 2022 0 5 10 15 20 25 30 35 40 Nasal discomfort Nasal congestion Epistaxis Rhinorrhea Throat irritation Lacrimation increased NODE-301 Test Dose (N=431) NODE-301 Randomized (N=138) NODE-302 Open-label (N=105) P <0.0001 P =0.01 P =0.02 P =0.005 % of Patients Etripamil - Related AE Assessed using the Cochran – Mantel – Haenszel test. AE = adverse event. Etripamil - related AEs were defined as having a start date of 0 to 24 h after drug dose. AEs were assessed from separate but linked tri al s as labeled. 53 Milestone Corporate Overview

Phase 2 and Phase 1 Clinical Studies

Etripamil Nasal Spray: A Novel CCB Designed to be Fast, Portable, and Patient-Empowering

- Developed to rapidly terminate episodes of PSVT
- Designed for patient self-administration where and whenever the episodes occur
- Novel, investigational, L-type calcium channel blocker
- Formulated as intranasal spray with:
  - Rapid onset of action (T_{max} ≤ 7 min)
  - Short-lasting duration: eliminated from blood within a few hours
- Patent Protection until 2036

PK Plots of Intranasally Administered Etripamil (single and repeat dosing)


Etripamil Plasma Levels (ng/ml)
240
220
200
180
160
140
120
100
80
60
40
20
0
0
20
40
60
Minutes after Dose
140 mg
60 mg
14 mg


Plasma concentration (ng/ml)
160
140
120
100
80
60
40
20
0
-10
0
10
20
30
40
50
60
Time from first administration (min)

PSVT= paroxysmal supraventricular tachycardia. CCB=calcium channel blocker
PK = pharmacokinetic. Error bars = standard error (SE) of the mean.

Sources: Stambler BS, et al., J Am Coll Cardiol. 2018; Wight D, et al. J Am Coll Cardiol. 2022 Mar, 79 (9_Supplement); Ip JE, et al. manuscript in preparation. ; NODE-PK-101, -103, data on file.

Milestone Corporate Overview
55

Etripamil Phase 1 Pharmacology PR Prolongation Used to Select Doses for Phase 2 Error bars indicate standard error of the mean 56 20 40 60 80 100 120 140 placebo 8 4 6 2 10 12 14 16 18 20 0 Target PR threshold PR Interval Prolongation (%) Etripamil Dose (mg) Milestone Corporate Overview

Etripamil Nasal Spray Pharmacological Results (NODE - 102) 57 Milestone Corporate Overview Anticipated therapeutic effect within 45 minutes; peak within 10 minutes -10% 0% 10% 20% 0 20 40 60 80 100 120 140 160 0 10 20 30 40 50 60 70 80 90 100 PR Interval – Mean change from baseline (%) Mean Etripamil Plasma Concentration (ng/ml) Time (minutes) Comparison of PK and PD Profile of Etripamil 70mg Mean Etripamil Plasma Concentration (ng/ml) Mean Percentage Change from Baseline PR Interval Target Threshold for PR Prolongation N=24; Error bars indicate standard error of the mean

PK of Etripamil 30 mg Repeat Administration at T=10 min (Study MSP - 2017 - 1096) 58 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 Plasma Concentration (ng/ml) Time (minutes) 30mg 30mg Milestone Corporate Overview Repeat administration increases both Cmax and AUC N=7, Error bars are standard error Source: Data on File, Milestone Pharmaceuticals Inc.

Phase 2a/b Study Design (NODE-1)

Objectives: Demonstrate superiority of etripamil over placebo in terminating SVT and dose-ranging trend analysis


-5 min
0 min
15 min
PSVT patients with scheduled cardiac ablation (EP lab)
SVT Induced
Placebo n=20
Etripamil 140mg n=21
Etripamil 105mg n=20
Etripamil 70mg n=23
Etripamil 35mg n=20

Endpoint: conversion to sinus rhythm within 15 minutes
>80% power to show a 50% absolute difference vs. placebo

EP = electrophysiology. SVT = supraventricular tachycardia, PSVT = paroxysmal supraventricular tachycardia

Milestone Corporate Overview 59

Phase 2 Primary Endpoint Source: Stambler , B.S. et al.; Etripamil Nasal Spray for Rapid Conversion of Supraventricular Tachycardia to Sinus Rhythm; J Am Coll Cardiol . 2018;72(5):489 – 97 60 Etripamil three highest doses demonstrated 75 - 95% conversion rates, statistically significant compared to placebo # patients converted at 15 min 7/20 13/20 20/23 15/20 20/21 p - value 0.1128 0.0006 0.0248 <.0001 % patients successfully converted at T=15min 35% 65% 87% 75% 95% 0% 20% 40% 60% 80% 100% Placebo 35mg 70mg 105mg 140mg Milestone Corporate Overview

Phase 2 Time to Conversion Source: Stambler , B.S. et al.; Etripamil Nasal Spray for Rapid Conversion of Supraventricular Tachycardia to Sinus Rhythm; J Am Coll Cardiol . 2018;72(5):489 – 97 61 Milestone Corporate Overview 70mg etripamil dose showed rapid time to conversion (median < 3 min) Kaplan Meier plot showing time to conversion 0 5 10 15 0 20 40 60 80 Time Since Study Drug Administration (min) Etripamil 70mg vs. placebo p=0.0003* Placebo Etripamil 70 mg Etripamil 140 mg Etripamil 35 mg Etripamil 105 mg 100 Cumulative Conversion Rate (%) *Hazard Ratio and 95% Confidence Intervals etripamil 70mg vs. placebo; 4.99 (2.09, 11.93) Etripamil 70mg Placebo

Phase 2 Mean Systolic Blood Pressure Effects

70 mg of etripamil showed no decrease in blood pressure; higher doses transient decreases



Systolic Blood Pressure (mmHg)
140
130
120
110
Baseline[1]
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
Time[2] (minutes, post dose)
Placebo
Etripamil 35 mg
Etripamil 70 mg
Etripamil 105 mg
Etripamil 140 mg

[1] Baseline is defined as the average of the 20-min and 10-min pre-dose measurements. [2] Time 0 is defined as the average of the measurements during supraventricular tachycardia between 5 and 0 min before study drug administration. *p < 0.05 versus baseline.

Source: Stambler, B.S. et al.; Etripamil Nasal Spray for Rapid Conversion of Supraventricular Tachycardia to Sinus Rhythm; J Am Coll Cardiol. 2018;72(5):489–97

Milestone Corporate Overview 62

RAPID Detailed Slides

Phase 3 RAPID Clinical Study Design & Enrollment

Objective: Evaluate the efficacy & safety of self-administered etripamil nasal spray in patients experiencing a PSVT episode in the at-home setting

Outcome measures

Screening visit

Key inclusion criteria
- ECG-documented hx of PSVT
- Hx of PSVT ≥20 min

Key exclusion criteria
- 2nd or 3rd degree AV block
- Severe symptoms of hypotension during PSVT
- CHF class II-IV

Randomization visit

Test dose given

70 mg etripamil, repeated in all patients

Administered in office, in NSR, for safety evaluation

(N=706)

RANDOMIZATION (1:1)

ETRIPAMIL NS
70 mg / 70 mg[1]

PLACEBO NS
Pbo / Pbo[1]

(N=692)

At-Home Treated PSVT Event
- Patient recognizes symptoms
- Applies ECG monitor
- Performs VM
- Self-administers double-blinded drug
- Repeats dose if symptoms persist at 10 minutes

(N=255)

Independent Adjudication, Primary Efficacy Analysis
- ECG of blinded event is adjudicated for being true PSVT (efficacy population) & PSVT termination time
- **Primary Endpoint** = PSVT conversion to NSR, Kaplan Meier analysis over 30 min
- **Power**: 90%, alpha < 0.05; delta = 19% in conversion rates between arms
- **Study concluded when target met of 180 blinded PSVT events[2]**

(N=184[2])

[1] Repeat dose of study drug self-administered if PSVT episode does not resolve within 10 minutes after first dose. Of the patients in the RAPID Study who had the repeat dose regimen available to them, 66% of etripamil arm and 79% of placebo arm took a repeat dose of study drug. [2] Includes 29 events treated with one dose of double-blind study drug administration in NODE-301 Part 1, patients with events after that study met its target event goal & had database lock; all blinds maintained. Hx = history; CHF = congestive heart failure; NSR = normal sinus rhythm; VM = vagal maneuver; NS = nasal spray
Ref.: Stambler, BS et al. Rationale for & design of a multicenter placebo-control, phase 3 study to assess efficacy and safety of intranasal etripamil for the conversion of PSVT. *Amer Heart J* (2022).

Milestone Corporate Overview 64

Placebo (N=120) Etripamil (N=135) Overall (N=255) Age, years Mean (SD) 56.2 (12.0) 52.4 (14.0) 54.2 (13.2) Median (range) 58.0 (21, 78) 52.0 (19, 82) 55.0 (19, 82) Sex, female, n (%) 88 (73.3) 93 (68.9) 181 (71.0) Race, n (%) American Indian or Alaska native 0 1 (0.7) 1 (0.4) Asian 4 (3.3) 2 (1.5) 6 (2.4) Black or African American 3 (2.5) 4 (3.0) 7 (2.7) White 110 (91.7) 126 (93.3) 236 (92.5) Other 3 (2.5) 2 (1.5) 5 (2.0) PSVT confirmation duration, years Mean (SD) 1.7 (3.8) 2.2 (5.3) 2.0 (4.7) Median (range) 0.5 (0.0, 32.2) 0.3 ( - 0.7, 30.7) 0.4 ( - 0.7, 32.2) PSVT episodes in past year Mean (SD) 10.8 (22.9) 6.3 (13.9) 8.4 (18.8) Median (range) 5.0 (0.0, 200.0) 3.0 (0.0, 150.0) 4.0 (0.0, 200.0) Lifetime emergency department visits for PSVT Mean (SD) 3.9 (11.2) 4.6 (15.5) 4.3 (13.6) Median (range) 2.0 (0.0, 120.0) 2.0 (0.0, 160.0) 2.0 (0.0, 160.0) Concomitant medications, n (%) Beta blocker or calcium channel blocker 80 (66.7) 86 (63.7) 166 (65.1) Beta blocker only 40 (33.3) 45 (33.3) 85 (33.3) Calcium channel blocker only 29 (24.2) 30 (22.2) 59 (23.1) Beta blocker and calcium channel blocker 11 (9.2) 11 (8.1) 22 (8.6) RAPID Demographics & Baseline Characteristics (Safety Population) Milestone Corporate Overview 65

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 Kaplan Meier Probability of Conversion, (%) Time Since Study Drug Administration (minutes) RAPID Efficacy "+" symbol on graph indicates censoring for signal loss (n=4 over 90 minutes) Source: Milestone Pharmaceuticals Data on File 66 Milestone Corporate Overview 85 67 60 56 49 44 37 Placebo 78 64 58 53 45 40 36 35 37 36 32 99 67 45 35 31 28 26 Etripamil 79 55 40 33 29 27 23 20 25 22 19 35 19 Number of Subjects at Risk Placebo 53.5 min Etripamil 17.2 min Median Time to Conversion

RAPID Safety Analysis 1 Safety Population. 2 Three events were: Frequent PVCs and couplets after PSVT termination; non - sustained VT after PSVT termination; allergic reactio n, treated with oral Benadryl. TEAE timing – up to 24 hours following drug administration. TEAE = treatment - emergent adverse event; RTEAE = randomized - period TEAE; SAE = serious adverse event; AE = adverse event; PVC = premature ventricular complex; PSVT = paroxysmal supraventricular tachycardia; VT = ventricular tachycardia. Source: Milestone Pharmaceuticals Data on File 68 Milestone Corporate Overview Placebo Randomized Dose 1 N=120 Etripamil Randomized Dose 1 N=135 Subjects with any Randomized - period TEAE, n (%) 20 (16.7) 68 (50.4) Maximum severity of any RTEAE, n’ (%) of subjects with any RTEAE Mild 15 (75.0%) 46 (67.6%) Moderate 4 (20.0%) 21 (30.9%) Severe 1 (5.0%) 1 (1.5%) Subjects with SAE 1 (0.8) 0 Subjects with SAE related to study drug 0 0 Subjects with AE leading to death 0 0 Subjects with drug - related AE leading to study discontinuation 0 3 (2.2) 2

RAPID Safety – Adverse Events Source: Milestone Pharmaceuticals Data on File0 69 Milestone Corporate Overview 1 Adverse events specifically acquired as adverse events of interest, as potentially representing lowered blood pressure. 2 Safety Population. 3 Six of 8 rated as mild, 2 of 8 rated as moderate. 4 Rated as mild. TEAE = treatment - emergent adverse event. TEAE timing – up to 24 hours following drug administration. Subjects with Randomized - period TEAE, Incidence >5%, n (%) Placebo Randomized Dose 2 N=120 Etripamil Randomized Dose 2 N=135 Nasal discomfort 6 (5.0) 31 (23.0) Nasal congestion 1 (0.8) 17 (12.6) Rhinorrhea 3 (2.5) 12 (8.9) Epistaxis 2 (1.7) 8 (5.9) 3 Subjects with Randomized - period TEAE , 1 n (%) Placebo Randomized Dose 2 N=120 Etripamil Randomized Dose 2 N=135 Syncope 0.0 0.0 Loss of Consciousness 0.0 0.0 Pre - Syncope 0.0 0.0 Dizziness 0.0 1 (0.7) 4

Conversion Rates from PSVT to Normal Rhythm (all studies) Source: Milestone Pharmaceuticals Data on File 70 Milestone Corporate Overview R&D Phase, Study Etripamil, 70 mg (% Conversion) Placebo (% Conversion) Hazard Ratio p value Statistical Analysis Notes Phase 3 RAPID 64 31 2.62 <0.001 Kaplan Meier analysis through 30 min Phase 3 NODE - 301 54 35 1.87 <0.02 Kaplan Meier analysis through 30 min, post - hoc Phase 3 NODE - 302 60 – – – Kaplan Meier analysis through 30 min Phase 2 NODE - 1 87 35 – 0.0006 Landmark analysis at 15 min